UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 30, 2005

CORNERSTONE REALTY FUND, LLC

(Exact name of registrant as specified in its charter)

California	333-76609	33-0827161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4590 MacArthur Blvd., Suite 610
Newport Beach, California 92660

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 — Registrant’s Business and Operations

Item 2.01 Completion of Acquisition or Disposition of Assets

As reported in our Current Report on Form 8-K dated September 30, 2005, we acquired an existing multi-tenant industrial park in Phoenix, Arizona known as Interstate Commerce Center, a single-story four building property built in 1987 consisting of approximately 83,205 square feet of leasable space on approximately 5.02 acres of land.  The acquisition price was $7,555,535 plus approximately $29,237 of closing costs.  This equates to approximately $91 per square foot of leasable space.  The property is currently 82% leased at an average annual rent of $7.41 per square foot to 3 tenants whose spaces range in size from approximately 8,372 square feet to 40,200 square feet.

This Amendment No. 1 to Current Report on Form 8-K dated September 30, 2005 is being filed to include the financial statements and pro forma financial information under Item 9.01 below relating to the acquisition of the Interstate Commerce Center as described in such Current Report.

We are not aware of any material factors relating to Interstate Commerce Center other than those discussed in our Current Report on Form 8-K dated September 30, 2005 that would cause the historical financial information presented in Item 9.01 to not be necessarily indicative of future results.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial statements of businesses acquired.  The following financial statements relating to the Interstate Commerce Center are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated September 30, 2005 and are filed herewith and incorporated herein by reference.

Interstate Commerce Center

Report of Independent Registered Public Accounting Firm	F-1

Statements of Revenue and Certain Expenses for the Year Ended December 31, 2004 and the Six Months Ended June 30, 2005 (unaudited)	F-2

Notes to Statements of Revenue and Certain Expenses	F-3

(b)                                 Pro Forma Financial Information.  The following unaudited pro forma financial statements of Cornerstone Realty Fund, LLC relating to the acquisition of Interstate Commerce Center are included at the end of this Amendment No. 1 to Current Report on Form 8-K dated September 30, 2005 and are filed herewith and incorporated herein by reference.

Cornerstone Realty Fund, LLC

Summary of Unaudited Pro Forma Financial Information	F-5

Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2005	F-6

Unaudited Pro Forma Condensed Statement of Operations for the Year
Ended December 31, 2004	F-7

Unaudited Pro Forma Condensed Statement of Operations for the Six Months	F-8
Ended June 30, 2005

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE REALTY FUND, LLC

	By:	CORNERSTONE INDUSTRIAL PROPERTIES, LLC
It’s Managing Member

		By:	CORNERSTONE VENTURES, INC.
It’s Manager

			By:	/s/ TERRY G. ROUSSEL
Terry G. Roussel, President

Dated: November 9, 2005

3

Report of Independent Registered Public Accounting Firm

To the Members

Cornerstone Realty Fund, LLC

We have audited the accompanying statement of revenue and certain expenses of Interstate Commerce Center for the year ended December 31, 2004. This statement of revenue and certain expenses is the responsibility of the management of Interstate Commerce Center. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement.  The Interstate Commerce Center is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Interstate Commerce Center’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K/A of Cornerstone Realty Fund, LLC) as described in Note 1 and is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of Interstate Commerce Center presents fairly, in all material respects, the revenue and certain expenses described in Note 1 of Interstate Commerce Center for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

/s/ BDO SEIDMAN, LLP

Costa Mesa, California

November 2, 2005

INTERSTATE COMMERCE CENTER

STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	Year ended	Six months ended
	December 31, 2004	June 30, 2005
	(Audited)	(Unaudited)

Revenue
Rental revenue	$492,399	$231,769
Tenant reimbursements	206,044	91,919
Other	341	-
Total revenue	698,784	323,688

Certain Expenses
Property operating and maintenance	75,138	27,574

Property taxes	130,630	65,244
Insurance	19,560	12,918
Total certain expenses	225,328	105,736

Excess of revenue over certain expenses	$473,456	$217,952

See report of independent registered public accounting firm and accompanying notes to statements of revenue and certain expenses.

INTERSTATE COMMERCE CENTER

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.                                      Organization and Summary of Significant Accounting Policies

Organization

The accompanying statements of revenue and certain expenses include the operations of Interstate Commerce Center (the “Property”) located in Phoenix, Arizona, which was acquired by Cornerstone Realty Fund, LLC (the “Fund”), from a nonaffiliated third party. The Property was acquired on September 30, 2005 for $7,584,772 and has 83,205 leasable square feet on approximately 5.02 acres of land (unaudited).

Basis of Presentation

The accompanying statements of revenue and certain expenses have been prepared in accordance with the requirements of the Securities and Exchange Commission Regulation S-X, Rule 3-14.  Accordingly, the statements exclude items not comparable to the proposed future operations of the Property such as mortgage interest, leasehold rental, depreciation, corporate expenses, and federal and state income taxes.

The accompanying statements are not representative of the actual operations for the periods presented, as certain expenses that may not be comparable to the expenses expected to be incurred by the Fund in the future operations of the Property have been excluded.  The statement for the six months ended June 30, 2005 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented.  The results of operations for the six months ended June 30, 2005 (unaudited) are not necessarily indicative of the results for the entire fiscal year ending December 31, 2005.

Revenue Recognition

Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis.  Rental receivables are periodically evaluated for collectibility.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.

2.                                      Industrial Property

The future minimum lease payments to be received under existing operating leases as of December 31, 2004, are as follows:

2005	$485,197
2006	500,833
2007	455,384
2008	461,776
2009	421,541
2010	52,615
$2,377,346

Industrial space in the Property is generally leased to tenants under lease terms, which provide for the tenants to pay increases in operating expenses in excess of specified amounts.  The above future minimum lease payments do not include specified payments for tenant reimbursements of operating expenses.

Currently, one tenant represents approximately 61% of the rental income of the Property.

CORNERSTONE REALTY FUND, LLC

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Unaudited Pro Forma Condensed Statements of Operations of Cornerstone Realty Fund, LLC (the “Fund”) for the year ended December 31, 2004 and for the six months ended June 30, 2005 have been prepared as if the acquisition of Interstate Commerce Center had occurred as of the beginning of each period presented and Unaudited Condensed Balance Sheet of the Fund as of June 30, 2005 has been prepared as if the acquisition of Interstate Commerce Center had occurred on June 30, 2005.

Such Unaudited Pro Forma Financial Information is based in part upon (i) the Audited Financial Statements of the Fund for the year ended December 31, 2004 included in the Fund’s Annual Report on Form 10-K for the year ended December 31, 2004; (ii) the Unaudited Financial Statements of the Fund as of and for the six months ended June 30, 2005 included in the Fund’s Quarterly Report on Form 10-Q for the quarter and the six months ended June 30, 2005; and (iii) the Historical Statements of Revenue and Certain Expenses of Interstate Commerce Center for the year ended December 31, 2004 and for the six months ended June 30, 2005 (unaudited) filed herewith.

The Unaudited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the financial position or results of operations of the Fund that would have occurred if the acquisition of Interstate Commerce Center had been completed on the date indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the Fund’s managing member, all material adjustments necessary to reflect the effect of this transaction have been made.

CORNERSTONE REALTY FUND, LLC

(a California limited liability company)

 UNAUDITED PROFORMA CONDENSED BALANCE SHEET

ASSETS

	June 30,	Recent	Proforma
	2005(A)	Acquisition (B)	June 30, 2005

Assets
Cash and cash equivalents	$15,514,957	$(7,496,719)	$8,018,238
Investments in real estate
Land	6,547,490	1,750,000	8,297,490
Buildings and improvements, net	13,106,715	5,334,708	18,441,423
Intangible assets, net	725,619	500,064	1,225,683
	20,379,824	7,584,772	27,964,596
Other assets
Escrow deposit and other costs	7,581	—	7,581
Tenant and other receivables	72,981	—	72,981
Prepaid insurance	23,274	—	23,274
Leasing commissions, net	82,903	—	82,903
Total assets	$36,081,520	$88,053	$36,169,573

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Accounts payable and accrued liabilities	$254,798	$70,561	$325,359
Tenant security deposits	231,071	17,492	248,563
Total liabilities	485,869	88,053	573,922

Members’ capital (100,000 units authorized, 86,587 units issued and outstanding in 2005)	35,595,651	—	35,595,651
Total liabilities and members’ capital	$36,081,520	$88,053	$36,169,573

(A)                              Derived from the unaudited financial statements as of June 30, 2005.

(B)                                Represents adjustment for the acquisition of the Interstate Commerce Center, based on historical operating results. The purchase price has been allocated to land ($1,750,000), buildings ($5,334,708) and in-place leases ($500,064).  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible (primarily in-place leases) assets at its estimated fair value. Specifically, the Company has determined the value attributable to the in-place leases of the Interstate Commerce Center at the acquisition date.

CORNERSTONE REALTY FUND, LLC

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

	Historical (A)	Recent Acquisition (B)	Pro Forma

Revenues
Rental revenue	$1,199,034	$492,399	$1,691,433
Amortization of in-place leases	(118,911)	(137,645)	(256,556)
Tenant reimbursements	205,057	206,044	411,101
	1,285,180	560,798	1,845,978
Expenses
Property operating and maintenance	(282,890)	(75,138)	(358,028)
Property taxes	(209,842)	(130,630)	(340,472)
General and administrative expenses	(238,515)	(19,560)	(258,075)
Depreciation and amortization	(227,454)	(136,787)	(364,241)
	(958,701)	(362,115)	(1,320,816)
Interest, dividends and other	39,095	341	39,436

Net income	$365,574	$199,024	$564,598

Net income allocable to managing member	$36,557		$56,460

Net income allocable to unitholders	$329,017		$508,138

Per share amounts:

Basic and diluted income allocable to unitholders	$7.50		$11.59

Basic and diluted weighted average units outstanding	43,857		43,857

(A)                              Represents the historical results of operations of the Fund for the year ended December 31, 2004. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Interstate Commerce Center, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($1,750,000) and buildings ($5,334,708) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of ($500,064) to in-place leases, which are amortized through a portion of 2010.  The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible (primarily in-place leases) assets at its estimated fair value. Specifically, the Company has determined the value attributable to the in-place leases of the Interstate Commerce Center at the acquisition date.

CORNERSTONE REALTY FUND, LLC

UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2005

	Historical (A)	Recent Acquisition (B)	Pro Forma
Revenues
Rental revenue	$922,995	$231,769	$1,154,764
Amortization of in-place leases	(105,298)	(72,821)	(178,119)
Tenant reimbursements	143,271	91,919	235,190
	960,968	250,867	1,211,835
Expenses
Property operating and maintenance	(225,452)	(27,574)	(253,026)
Property taxes	(177,101)	(65,244)	(242,345)
General and administrative expenses	(154,936)	(12,918)	(167,854)
Depreciation and amortization	(200,742)	(68,394)	(269,136)
	(758,231	(174,130)	(932,361)
Interest, dividends and other	80,950	—	80,950

Net income	$283,687	$76,737	$360,424

Net income allocable to managing member	$28,369		$36,042

Net income allocable to unitholders	$255,318		$324,382

Per share amounts:

Basic and diluted income allocable to unitholders	$3.66		$4.65

Basic and diluted weighted average units outstanding	69,714		69,714

(A)                              Represents the historical unaudited results of operations of the Fund for the six months ended June 30, 2005. Certain reclassifications have been made to the historical statement of operations of the Fund to conform to the pro forma financial information presentation.

(B)                                Represents adjustment for the acquisition of the Interstate Commerce Center, based on historical operating results. Depreciation is based on an allocation of the purchase price to land ($1,750,000) and buildings ($5,334,708) with buildings depreciated on a straight-line method over a 39-year period. The amortization of in-place leases is based on an allocation of ($500,064) to in-place leases, which are amortized through a portion of 2010. The Company obtained an independent, third-party appraisal as the basis for this allocation in accordance with Financial Accounting Standards Board Statement No. 141, Business Combinations (“FAS 141”). Under FAS 141, the purchase price is allocated to a property’s tangible (primarily land and building) and intangible (primarily in-place leases) assets at its estimated fair value. Specifically, the Company has determined the value attributable to the in-place leases of the Interstate Commerce Center at the acquisition date.